UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2021

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Global Blood Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37539	27-4825712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Oyster Point Blvd.

South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 741-7700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, "GBT," "Company," "we," "our," and "us" means Global Blood Therapeutics, Inc., and/or one or more of our subsidiaries, unless the context otherwise provides.

Item 8.01. Other Events.

On December 17, 2021, we issued a press release titled “U.S. FDA Approves Supplemental New Drug Application for Expanded Indication of Oxbryta® (voxelotor) for Children as Young as 4 Years of Age with Sickle Cell Disease.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Oxbryta will be available in two dosage forms: 500 mg tablets swallowed whole, and 300 mg tablets for oral suspension, or dispersible tablets. For adults and pediatric patients age 12 years and older, the recommended dose is 1,500 mg once daily. For patients ages 4 to less than 12 years of age, dosing is based on body weight and the patient’s ability to swallow tablets.

Oxbryta is priced consistently across these two dosage forms and formulations for the indication of the treatment of sickle cell disease, or SCD, in adults and pediatric patients 4 years of age and older, reflecting innovation and potential value to patients, their families and the health care system. This approach, which is common in the industry, delivers greater predictability and precision of budget impact for payers, and we believe it will also support expedited patient access. The monthly wholesale acquisition cost, or WAC, of Oxbryta is $10,417. The net price for approximately 65% of payers is approximately $8,000 per month, based upon mandatory discounts for federal government programs (e.g., Medicaid).

Oxbryta is a first-in-class treatment that directly inhibits sickle hemoglobin polymerization, the root cause of red blood cell sickling in SCD. GBT Source Solutions®, the Company’s comprehensive patient support program, includes a toll-free number with dedicated patient liaisons providing real time, ongoing support to patients and their families after they receive an Oxbryta prescription. While it varies by state, SCD patients covered by Medicaid typically pay between $0-$5 per prescription. For qualifying SCD patients with commercial insurance who are unable to afford their co-pay or co-insurance, we offer co-pay assistance.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements containing the words “will,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects” and “intends,” or similar expressions. These forward-looking statements are based on our current expectations and actual results could differ materially. Statements in this Form 8-K may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend these forward-looking statements, including statements regarding the safety, efficacy and mechanism of action of Oxbryta and other product characteristics; significance of reducing sickling and hemolysis and raising hemoglobin; commercialization, delivery, availability, use, price and commercial and medical potential of Oxbryta, including potential value to patients, their families and the health care system; the significance of a consistent price across the two dosage forms and formulations, including by delivering greater predictability and precision of budget impact for payers and supporting expedited patient access; payer coverage and co-pay assistance; and use and impact of GBT Source, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to the COVID-19 pandemic, including the extent and duration of the impact on our business, including commercialization activities, regulatory efforts, research and development, corporate development activities and operating results, which will depend on future developments that are highly uncertain and cannot be accurately predicted, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing and business closure requirements in the U.S. and in other countries, and the effectiveness of actions taken globally to contain and treat the disease; the risks that we are continuing to establish our commercialization capabilities and may not be able to successfully commercialize Oxbryta; risks associated with our dependence on third parties for research, development, manufacture, distribution and commercialization activities; government and third-party payer actions, including those relating to reimbursement and pricing; risks and uncertainties relating to competitive treatments and other changes that may limit demand for Oxbryta; the risks regulatory authorities may require additional studies or data to support continued commercialization of Oxbryta; the risks that drug-related adverse events may be observed during commercialization or clinical development; data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval; compliance with obligations under the Pharmakon loan; and the timing and progress of activities under our collaboration, license and distribution agreements; along with those risks set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: December 17, 2021	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer